UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                      _____

                                    FORM 8-K

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15 (d)

                     OF THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (date of earliest event reported)
                                  July 26, 2007

                           Permanent Master Issuer plc
           (Exact name of issuing entity as specified in its charter)
                        Permanent Funding (No. 2) Limited
              (Exact name of depositor as specified in its charter)
                                   Halifax plc
               (Exact name of sponsor as specified in its charter)
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

           England and Wales            333-137495-01           N/A
      (State or other jurisdiction       (Commission       (IRS Employer
           of incorporation)             File Number)        ID Number)

35 Great St. Helen's, London, United Kingdom        EC3A 6AP
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(Address of principal executive offices)           (Zip Code)

Registrant's Telephone Number,                    +44 (0)20 7398-6300
including area code:

                                               No Change
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          (Former name or former address, if changed since last report)
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     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

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
[box]          Written communications pursuant to Rule 425 under the Securities
          Act (17 CFR 230.425)

[box]          Soliciting material pursuant to Rule 14a-12 under the Exchange
          Act (17 CFR 240.14a-12)

[box]          Pre-commencement communications pursuant to Rule 14d-2(d) under the Exchange Act (17 CFR 240.14d-2(b))

[box]          Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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Item 6.03(c). Change in Credit Enhancement or Other External Support - Material
change to enhancement or support

     Credit Suisse (USA), Inc. ("CSUSA"), Credit Suisse, London Branch ("Credit Suisse"), Permanent Master Issuer PLC (the "Issuing Entity") and The Bank of New York (the "Security Trustee") have entered into a Novation Agreement dated July 26, 2007, whereby CSUSA transfers by novation to Credit Suisse all the rights, liabilities, duties and obligations of CSUSA under and in respect of five currency swap transactions, each evidenced by a confirmation dated March 1, 2007 between CSUSA, the Issuing Entity and the Security Trustee and subject to an ISDA Master Agreement dated February 21, 2007 between CSUSA, the Issuing Entity and the Security Trustee. The Issuing Entity and Credit Suisse have entered into a new transaction for each previous currency swap transaction and a new ISDA Master Agreement (including a related ISDA Credit Support Annex) in respect of each new currency swap transaction. The terms of each of these new transactions are substantially identical to the original confirmations entered into between the Issuing Entity and CSUSA, forms of which have been previously filed with the Commission by the Issuing Entity on Form 8-K on March 9, 2007. As a result of entering into the Novation Agreement, the Issuing Entity and CSUSA have released and discharged, with effect from and including July 26, 2007, their respective obligations under and in respect of the prior transactions entered into on March 1, 2007 and the ISDA Master Agreement dated February 21, 2007.

Item 8.01. Other Events.

     For purposes of the requirements of Item 1115(b)(2) of Regulation AB, the consolidated balance sheets of Credit Suisse as of December 31, 2006 and 2005, and the related consolidated statements of income, changes in shareholder's equity and cash flows for each of the years in the three-year period ended December 31, 2006, which appear in Credit Suisse's Annual Report for the year ended December 31, 2006, filed with the SEC as Exhibit No. 99.1 to the Form 6-K of Credit Suisse Group dated March 28, 2007, are incorporated by reference in this Form 8-K.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              PERMANENT FUNDING (NO. 2) LIMITED,
                                  as Depositor


                              By: /s/ David Balai
                                  ---------------------------------
                                  Name:  David Balai
                                  Title: Director




Dated: August 15, 2007




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